Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2010		2009		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$14,982	100.0	$15,081	100.0	(0.7)
Cost of products sold	4,594	30.7	4,434	29.4	3.6
Selling, marketing and administrative expenses	4,709	31.4	4,767	31.6	(1.2)
Research expense	1,657	11.1	1,617	10.7	2.5
Interest (income)expense, net	95	0.6	114	0.7
Other (income)expense, net	(292)	(2.0)	(96)	(0.6)
Earnings before provision for taxes on income	4,219	28.2	4,245	28.2	(0.6)
Provision for taxes on income	802	5.4	900	6.0	(10.9)
Net earnings	$3,417	22.8	$3,345	22.2	2.2

Net earnings per share (Diluted)	$1.23		$1.20		2.5

Average shares outstanding (Diluted)	2,786.4		2,793.0

Effective tax rate	19.0%		21.2%

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2010			2009		Percent
			Percent		Percent	Increase
	Amount		to Sales	Amount	to Sales	(Decrease)
Sales to customers	$45,943		100.0	$45,346	100.0	1.3
Cost of products sold	13,752		29.9	13,135	29.0	4.7
Selling, marketing and administrative expenses	14,244		31.0	14,172	31.3	0.5
Research expense	4,862		10.6	4,773	10.5	1.9
Interest (income)expense, net	234		0.5	280	0.6
Other (income)expense, net	(1,868)		(4.0)	(165)	(0.4)
Earnings before provision for taxes on income	14,719		32.0	13,151	29.0	11.9
Provision for taxes on income	3,327		7.2	3,091	6.8	7.6
Net earnings	$11,392		24.8	$10,060	22.2	13.2

Net earnings per share (Diluted)	$4.08			$3.61		13.0

Average shares outstanding (Diluted)	2,792.0			2,787.9

Effective tax rate	22.6%			23.5%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$13,379	(1)	29.1	$13,151	29.0	1.7
Net earnings	$10,415	(1)	22.7	$10,060	22.2	3.5
Net earnings per share (Diluted)	$3.73	(1)		$3.61		3.3
Effective tax rate	22.2%			23.5%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation of $1,340 million, $977 million and $0.35 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,277	1,691	(24.5	) %	(24.5)	-
International	2,290	2,298	(0.3)		0.4	(0.7)
	3,567	3,989	(10.6)		(10.2)	(0.4)

Pharmaceutical
U.S.	3,054	2,857	6.9		6.9	-
International	2,441	2,392	2.0		4.6	(2.6)
	5,495	5,249	4.7		5.9	(1.2)

Med Devices & Diagnostics
U.S.	2,800	2,766	1.2		1.2	-
International	3,120	3,077	1.4		2.6	(1.2)
	5,920	5,843	1.3		1.9	(0.6)

U.S.	7,131	7,314	(2.5)		(2.5)	-
International	7,851	7,767	1.1		2.6	(1.5)
Worldwide	$14,982	15,081	(0.7	) %	0.1	(0.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$4,300	5,125	(16.1	) %	(16.1)	-
International	6,680	6,429	3.9		0.5	3.4
	10,980	11,554	(5.0)		(6.9)	1.9

Pharmaceutical
U.S.	9,370	9,703	(3.4)		(3.4)	-
International	7,316	6,824	7.2		5.3	1.9
	16,686	16,527	1.0		0.2	0.8

Med Devices & Diagnostics
U.S.	8,551	8,194	4.4		4.4	-
International	9,726	9,071	7.2		4.5	2.7
	18,277	17,265	5.9		4.5	1.4

U.S.	22,221	23,022	(3.5)		(3.5)	-
International	23,722	22,324	6.3		3.7	2.6
Worldwide	$45,943	45,346	1.3%		0.0	1.3

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$7,131	7,314	(2.5	) %	(2.5)	-

Europe	3,629	3,879	(6.4)		1.8	(8.2)
Western Hemisphere excluding U.S.	1,424	1,338	6.4		1.7	4.7
Asia-Pacific, Africa	2,798	2,550	9.7		4.1	5.6
International	7,851	7,767	1.1		2.6	(1.5)

Worldwide	$14,982	15,081	(0.7	) %	0.1	(0.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$22,221	23,022	(3.5	) %	(3.5)	-

Europe	11,563	11,522	0.4		2.6	(2.2)
Western Hemisphere excluding U.S.	4,079	3,615	12.8		2.5	10.3
Asia-Pacific, Africa	8,080	7,187	12.4		5.9	6.5
International	23,722	22,324	6.3		3.7	2.6

Worldwide	$45,943	45,346	1.3%		0.0	1.3

REPORTED SALES vs. PRIOR PERIOD
$MM

	THIRD QUARTER
			% Change
	2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	311	370	(15.9%)	(15.9%)	-
Intl	489	472	3.6%	3.7%	(0.1%)
WW	800	842	(5.0%)	(4.9%)	(0.1%)

BABY CARE
US	104	102	2.0%	2.0%	-
Intl	462	442	4.5%	3.6%	0.9%
WW	566	544	4.0%	3.3%	0.7%

ORAL CARE
US	164	187	(12.3%)	(12.3%)	-
Intl	220	223	(1.3%)	(2.2%)	0.9%
WW	384	410	(6.3%)	(6.8%)	0.5%

OTC/NUTRITIONALS
US	438	732	(40.2%)	(40.2%)	-
Intl	671	666	0.8%	3.5%	(2.7%)
WW	1,109	1,398	(20.7%)	(19.4%)	(1.3%)

WOMEN'S HEALTH
US	121	142	(14.8%)	(14.8%)	-
Intl	338	360	(6.1%)	(5.1%)	(1.0%)
WW	459	502	(8.6%)	(7.9%)	(0.7%)

WOUND CARE/OTHER
US	139	158	(12.0%)	(12.0%)	-
Intl	110	135	(18.5%)	(18.5%)	0.0%
WW	249	293	(15.0%)	(15.0%)	0.0%

TOTAL CONSUMER
US	1,277	1,691	(24.5%)	(24.5%)	-
Intl	2,290	2,298	(0.3%)	0.4%	(0.7%)
WW	3,567	3,989	(10.6%)	(10.2%)	(0.4%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

THIRD QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6)

ACIPHEX/PARIET
US	116	131	(11.5%)	(11.5%)	-
Intl	124	130	(4.6%)	0.8%	(5.4%)
WW	240	261	(8.0%)	(5.3%)	(2.7%)

CONCERTA
US	214	205	4.4%	4.4%	-
Intl	85	79	7.6%	9.3%	(1.7%)
WW	299	284	5.3%	5.8%	(0.5%)

DURAGESIC/FENTANYL TRANSDERMAL
US	42	38	10.5%	10.5%	-
Intl	142	168	(15.5%)	(14.2%)	(1.3%)
WW	184	206	(10.7%)	(9.6%)	(1.1%)

LEVAQUIN/FLOXIN
US	274	294	(6.8%)	(6.8%)	-
Intl	12	17	(29.4%)	(31.5%)	2.1%
WW	286	311	(8.0%)	(8.1%)	0.1%

PREZISTA
US	102	78	30.8%	30.8%	-
Intl	128	73	75.3%	82.7%	(7.4%)
WW	230	151	52.3%	55.9%	(3.6%)

PROCRIT/EPREX
US	204	299	(31.8%)	(31.8%)	-
Intl	202	243	(16.9%)	(11.9%)	(5.0%)
WW	406	542	(25.1%)	(22.9%)	(2.2%)

REMICADE
US	857	822	4.3%	4.3%	-
US Exports (3)	365	208	75.5%	75.5%	-
Intl	7	6	16.7%	16.7%	0.0%
WW	1,229	1,036	18.6%	18.6%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

THIRD QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6) (Continued)

RISPERDAL/RISPERIDONE
US	(2)	35	(105.7%)	(105.7%)	-
Intl	123	157	(21.7%)	(22.8%)	1.1%
WW	121	192	(37.0%)	(37.9%)	0.9%

RISPERDAL CONSTA
US	108	129	(16.3%)	(16.3%)	-
Intl	270	224	20.5%	26.6%	(6.1%)
WW	378	353	7.1%	11.0%	(3.9%)

TOPAMAX
US	46	72	(36.1%)	(36.1%)	-
Intl	81	103	(21.4%)	(18.1%)	(3.3%)
WW	127	175	(27.4%)	(25.4%)	(2.0%)

VELCADE
US	-	-	-	-	-
Intl	246	231	6.5%	10.1%	(3.6%)
WW	246	231	6.5%	10.1%	(3.6%)

OTHER
US	728	546	33.3%	33.3%	-
Intl	1,021	961	6.2%	7.4%	(1.2%)
WW	1,749	1,507	16.1%	16.9%	(0.8%)

TOTAL PHARMACEUTICAL
US	3,054	2,857	6.9%	6.9%	-
Intl	2,441	2,392	2.0%	4.6%	(2.6%)
WW	5,495	5,249	4.7%	5.9%	(1.2%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (4)

INVEGA
US	63	61	3.3%	3.3%	-
Intl	35	36	(2.8%)	1.7%	(4.5%)
WW	98	97	1.0%	2.7%	(1.7%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

THIRD QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (5)
US	246	233	5.6%	5.6%	-
Intl	350	407	(14.0%)	(13.5%)	(0.5%)
WW	596	640	(6.9%)	(6.6%)	(0.3%)

DEPUY
US	748	740	1.1%	1.1%	-
Intl	561	544	3.1%	4.8%	(1.7%)
WW	1,309	1,284	1.9%	2.6%	(0.7%)

DIABETES CARE
US	338	332	1.8%	1.8%	-
Intl	275	302	(8.9%)	0.2%	(9.1%)
WW	613	634	(3.3%)	1.0%	(4.3%)

ETHICON
US	480	439	9.3%	9.3%	-
Intl	592	580	2.1%	3.4%	(1.3%)
WW	1,072	1,019	5.2%	6.0%	(0.8%)

ETHICON ENDO-SURGERY
US	484	499	(3.0%)	(3.0%)	-
Intl	653	607	7.6%	8.4%	(0.8%)
WW	1,137	1,106	2.8%	3.3%	(0.5%)

ORTHO-CLINICAL DIAGNOSTICS
US	263	285	(7.7%)	(7.7%)	-
Intl	235	216	8.8%	9.2%	(0.4%)
WW	498	501	(0.6%)	(0.4%)	(0.2%)

VISION CARE
US	241	238	1.3%	1.3%	-
Intl	454	421	7.8%	4.0%	3.8%
WW	695	659	5.5%	3.1%	2.4%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,800	2,766	1.2%	1.2%	-
Intl	3,120	3,077	1.4%	2.6%	(1.2%)
WW	5,920	5,843	1.3%	1.9%	(0.6%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	1,185	1,204	(1.6%)	(1.6%)	-
Intl	1,378	1,313	5.0%	2.0%	3.0%
WW	2,563	2,517	1.8%	0.2%	1.6%

BABY CARE
US	306	308	(0.6%)	(0.6%)	-
Intl	1,326	1,233	7.5%	3.3%	4.2%
WW	1,632	1,541	5.9%	2.5%	3.4%

ORAL CARE
US	486	549	(11.5%)	(11.5%)	-
Intl	651	612	6.4%	1.3%	5.1%
WW	1,137	1,161	(2.1%)	(4.8%)	2.7%

OTC/NUTRITIONALS
US	1,472	2,137	(31.1%)	(31.1%)	-
Intl	1,985	1,919	3.4%	0.7%	2.7%
WW	3,457	4,056	(14.8%)	(16.1%)	1.3%

WOMEN'S HEALTH
US	404	443	(8.8%)	(8.8%)	-
Intl	990	963	2.8%	(0.4%)	3.2%
WW	1,394	1,406	(0.9%)	(3.1%)	2.2%

WOUND CARE/OTHER
US	447	484	(7.6%)	(7.6%)	-
Intl	350	389	(10.0%)	(13.9%)	3.9%
WW	797	873	(8.7%)	(10.4%)	1.7%

TOTAL CONSUMER
US	4,300	5,125	(16.1%)	(16.1%)	-
Intl	6,680	6,429	3.9%	0.5%	3.4%
WW	10,980	11,554	(5.0%)	(6.9%)	1.9%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6)

ACIPHEX/PARIET
US	356	397	(10.3%)	(10.3%)	-
Intl	398	387	2.8%	2.0%	0.8%
WW	754	784	(3.8%)	(4.2%)	0.4%

CONCERTA
US	668	707	(5.5%)	(5.5%)	-
Intl	283	238	18.9%	14.3%	4.6%
WW	951	945	0.6%	(0.6%)	1.2%

DURAGESIC/FENTANYL TRANSDERMAL
US	117	163	(28.2%)	(28.2%)	-
Intl	435	492	(11.6%)	(13.4%)	1.8%
WW	552	655	(15.7%)	(17.1%)	1.4%

LEVAQUIN/FLOXIN
US	926	1,045	(11.4%)	(11.4%)	-
Intl	31	53	(41.5%)	(44.2%)	2.7%
WW	957	1,098	(12.8%)	(12.9%)	0.1%

PREZISTA
US	290	215	34.9%	34.9%	-
Intl	331	198	67.2%	66.8%	0.4%
WW	621	413	50.4%	50.2%	0.2%

PROCRIT/EPREX
US	800	950	(15.8%)	(15.8%)	-
Intl	655	719	(8.9%)	(9.2%)	0.3%
WW	1,455	1,669	(12.8%)	(12.9%)	0.1%

REMICADE
US	2,420	2,330	3.9%	3.9%	-
US Exports (3)	1,106	821	34.7%	34.7%	-
Intl	19	15	26.7%	26.7%	0.0%
WW	3,545	3,166	12.0%	12.0%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6) (Continued)

RISPERDAL/RISPERIDONE
US	(14)	223	(106.3%)	(106.3%)	-
Intl	390	483	(19.3%)	(21.7%)	2.4%
WW	376	706	(46.7%)	(48.4%)	1.7%

RISPERDAL CONSTA
US	340	386	(11.9%)	(11.9%)	-
Intl	772	640	20.6%	20.3%	0.3%
WW	1,112	1,026	8.4%	8.2%	0.2%

TOPAMAX
US	162	642	(74.8%)	(74.8%)	-
Intl	255	317	(19.6%)	(20.5%)	0.9%
WW	417	959	(56.5%)	(56.8%)	0.3%

VELCADE
US	-	-	-	-	-
Intl	793	652	21.6%	20.3%	1.3%
WW	793	652	21.6%	20.3%	1.3%

OTHER
US	2,199	1,824	20.6%	20.6%	-
Intl	2,954	2,630	12.3%	9.4%	2.9%
WW	5,153	4,454	15.7%	14.0%	1.7%

TOTAL PHARMACEUTICAL
US	9,370	9,703	(3.4%)	(3.4%)	-
Intl	7,316	6,824	7.2%	5.3%	1.9%
WW	16,686	16,527	1.0%	0.2%	0.8%

MAJOR NEW PHARMACEUTICAL PRODUCTS (4)

INVEGA
US	200	194	3.1%	3.1%	-
Intl	108	93	16.1%	15.2%	0.9%
WW	308	287	7.3%	7.0%	0.3%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

NINE MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (5)
US	762	731	4.2%	4.2%	-
Intl	1,161	1,251	(7.2%)	(9.4%)	2.2%
WW	1,923	1,982	(3.0%)	(4.4%)	1.4%

DEPUY
US	2,338	2,268	3.1%	3.1%	-
Intl	1,800	1,631	10.4%	7.3%	3.1%
WW	4,138	3,899	6.1%	4.8%	1.3%

DIABETES CARE
US	941	908	3.6%	3.6%	-
Intl	885	877	0.9%	2.1%	(1.2%)
WW	1,826	1,785	2.3%	2.9%	(0.6%)

ETHICON
US	1,499	1,296	15.7%	15.7%	-
Intl	1,852	1,717	7.9%	5.3%	2.6%
WW	3,351	3,013	11.2%	9.7%	1.5%

ETHICON ENDO-SURGERY
US	1,474	1,442	2.2%	2.2%	-
Intl	2,027	1,794	13.0%	9.9%	3.1%
WW	3,501	3,236	8.2%	6.5%	1.7%

ORTHO-CLINICAL DIAGNOSTICS
US	815	846	(3.7%)	(3.7%)	-
Intl	702	616	14.0%	11.1%	2.9%
WW	1,517	1,462	3.8%	2.6%	1.2%

VISION CARE
US	722	703	2.7%	2.7%	-
Intl	1,299	1,185	9.6%	4.9%	4.7%
WW	2,021	1,888	7.0%	4.0%	3.0%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	8,551	8,194	4.4%	4.4%	-
Intl	9,726	9,071	7.2%	4.5%	2.7%
WW	18,277	17,265	5.9%	4.5%	1.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Included in Other
(5) Includes sales of Drug-Eluting Stents for Q3 2010 of $47, $89 and $136MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q3 2009 of $53, $158 and $211MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for September YTD 2010 of $166, $327 and $493MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for September YTD 2009 of $189, $507 and $696MM Domestic, International and Worldwide respectively
(6) Conforms to current presentation